CREDITOR PROTECTION PROCEEDINGS	12 Months Ended
Dec. 31, 2012
Creditor Protection Proceedings [Abstract]
Creditor Protection Proceedings [Text Block]
2.	CREDITOR PROTECTION PROCEEDINGS

Reorganization process

The Canadian Court and U.S. Court issued a variety of orders throughout the restructuring process. These orders include, among other things, authorization to (a) make payments relating to certain employees’ pre-petition wages, salaries and benefit programs in the ordinary course of business; (b) ensure the continuation of existing cash management systems; (c) honour certain ongoing customer obligations; and (d) enter into a DIP Credit Agreement that effectively replaced the former ABL Facility.

The terms of the Initial Order named PricewaterhouseCoopers Inc. (PwC) as the court-appointed monitor (the Monitor), who assisted the company in formulating a restructuring plan.

Shortly after the commencement of the creditor protection proceedings, the company began notifying all known creditors regarding these filings. Pursuant to the Initial Order, and subject to certain exceptions, the continuation of any judicial or administrative proceedings or other actions against the company or its property to recover, collect or secure a pre-petition claim were automatically stayed. Most creditor actions to obtain possession of the company’s property, or to create or enforce any lien against the company’s property, or to collect pre-petition amounts owed or otherwise exercise rights or remedies with respect to a pre-petition claim were enjoined.

The company reached new labour agreements, effective from May 1, 2012 to April 30, 2017, with all six union locals at its Crofton, Port Alberni and Powell River mills. The new labour agreements were entered into with the Communications, Energy and Paperworkers Union of Canada (CEP) locals 1, 76, 592, 686 and 1132 and the Pulp, Paper and Woodworkers Union of Canada (PPWC) local 2. Specific terms of the new labour agreements include a 10% reduction in hourly wage rates, various adjustments to vacation, health benefits and work rules, maintaining hourly retiree health benefits, and providing for no wage inflation for the first three years and 2% increases in the fourth and fifth year that these agreements are in effect.

On March 9, 2012, the company entered into a Restructuring and Support Agreement (RSA) with certain holders of its 11% senior secured notes due 2016 (2016 Notes) and its 7.375% notes due 2014 (2014 Notes) that outlined a plan of arrangement under the CCAA. On May 15, 2012, the company announced that the original terms of the plan of arrangement, as disclosed in the interim consolidated financial statements for the three months ended March 31, 2012, had been amended.

On May 23, 2012, the company announced that it did not receive the necessary creditor approval for its amended plan of arrangement. Approval of not less than 66 2/3% of the principal amount of each creditor class voting on the plan was required. While 99.5% of the principal amount of the secured creditor class voted in favour of the plan, only 64% of the principal amount of the unsecured creditor class voted in favour. With the amended plan of arrangement not being approved, the company was required to commence a sales process in accordance with certain agreed sale and investor solicitation procedures (SISP).

On June 14, 2012, the company announced a second amended plan of arrangement after receiving consent from a requisite number of holders of 2016 Notes to move forward to a vote. Proposed changes under the Plan included the compromise of certain extended health benefits, modifications to the salaried pension plan and application for additional solvency deficit funding relief. On June 25, 2012 the company announced that it had received the necessary creditor approval for the Plan. Approval of more than 99% of secured and unsecured creditors was received. The company also received confirmation of regulatory approval by provincial order in council of the proposed modifications to the salaried pension plan and the application for additional funding relief. The Court sanctioned the Plan on June 28, 2012 and the US Court in Delaware confirmed the Plan under the Chapter 15 process in a confirmation hearing on July 27, 2012.

Emergence from creditor protection proceedings

The Plan became effective on September 12, 2012 and the restructuring under the Plan completed on September 13, 2012. Upon implementation of the Plan, the company was reorganized through the consummation of several transactions pursuant to which, among other things:

▪	The company’s operations were continued in substantially the same form.

▪	Holders of the Predecessor company’s 2016 Notes exchanged their US$390.4 million aggregate principal amount plus accrued and unpaid interest for:

-	US$250.0 million aggregate principal amount of senior secured notes due in 2017 that bear interest, at the option of the company, at a rate of 11% per annum in cash or 13% per annum payable 7.5% cash and 5.5% payment-in-kind (PIK); and

-	14.4 million new common shares, being approximately 100% of the company’s issued and outstanding common shares, subject to dilution for (i) the issuance of common shares to unsecured creditors who made an equity election pursuant to the terms of the Plan, and (ii) a new management incentive plan.

▪	Holders of the Predecessor company’s 2014 Notes exchanged their US$250.0 million aggregate principal plus accrued and unpaid interest for:

-	their pro rata share (calculated by reference to the aggregate amount of all claims of unsecured creditors allowed under the Plan) of 50% of the net proceeds following the sale of Catalyst Paper’s interest in Powell River Energy Inc. and Powell River Energy Limited Partnership (PREI Proceeds Pool), or

-	if an equity election was made, their pro rata share of 600,000 new common shares (the Unsecured Creditor Share Pool).

▪	General creditors exchanged their general unsecured claims for:

-	their pro rata share of the PREI Proceeds Pool; or

-	if an equity election was made, their pro rata share of the Unsecured Creditor Share Pool; or

-	if a general unsecured claim was equal to or less than $10,000, or if a valid cash election was made and such creditor elected to reduce their claim to $10,000, cash in an amount equal to 50% of the creditor’s allowed claim (Cash Convenience Pool).

▪	All common shares and stock options of the Predecessor company outstanding prior to the reorganization were cancelled for no consideration and holders of such common shares did not receive any distribution under the Plan.

The company distributed $1.0 million to unsecured creditors in November 2012 as full and final settlement of claims comprising the Cash Convenience Pool. The company issued 127,571 common shares to unsecured creditors in December as full and final settlement of claims comprising the Unsecured Creditor Share Pool. The company agreed to the sale of its interest in PREI for proceeds of $33.0 million, expects to complete the sale in the first quarter of 2013, and will subsequently pay out the PREI Proceeds Pool to applicable unsecured creditors. The company is required under the Plan to offer its portion of the proceeds from the sale of PREI to the holders of Floating Rate Notes (see note 8, Variable interest entities).

Exit Financing

On September 13, 2012, the company entered into a new ABL Facility and issued new Floating Rate Notes. The $175.0 million ABL Facility, which was a pre-condition for the company to implement the Plan and exit from creditor protection, matures on the earlier of July 31, 2017, and 90 days prior to maturity of any significant debt. The Floating Rate Notes, which mature on September 13, 2016, were issued for US$35 million. The terms and covenants of the ABL Facility and the Floating Rate Notes are disclosed in note 18, Long-term debt.